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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported): June 28, 2001

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                              TRICORD SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                       0-21366                  41-1590621
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     (State of or other                (Commission            (I.R.S. Employer
jurisdiction of incorporation)         File Number)          Identification No.)


       2905 Northwest Boulevard, Suite 20,
               Plymouth, Minnesota                                 55441
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      (Address of principal executive offices)                   (zip code)


        Registrant's telephone number, including area code: 763-557-9005


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ITEM 5.  OTHER

On June 28, 2001, Tricord Systems, Inc. (the "Company") issued a press release announcing general availability of its Lunar Flare(TM) NAS server appliance. A copy of the press release is attached hereto as Exhibit 99.1, the text of which is incorporated by reference herein.








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       TRICORD SYSTEMS, INC.


Dated:   June 28, 2001                 By /s/ Steven E. Opdahl
                                          --------------------------------------
                                              Steven E. Opdahl
                                              Chief Financial Officer





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                                INDEX TO EXHIBITS

Exhibit              Item                                                               Method of Filing
-------              ----                                                               ----------------
99.1                 Tricord Systems, Inc. press release dated June 28, 2001,           Filed herewith electronically
                     announcing general availability of its Lunar Flare(TM)NAS
                     server appliance
